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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                November 2, 2005

                             ----------------------

                             GLOBECOMM SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          000-22839                                    11-3225567
  (COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 45 Oser Avenue
                            Hauppauge, New York 11788
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (631) 231-9800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
         The disclosure set forth under Item 2.03 (Creation of a Direct
Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         Globecomm Systems Inc. (the "Company") entered into the Sixth Loan
Modification Agreement with Silicon Valley Bank, dated as of November 2, 2005
(the "Sixth Modification"), which amends the Loan and Security Agreement, dated as of September 15, 2003, as amended from time to time (the "Loan Agreement").

         The Sixth Modification (i) increases the existing working capital line of credit from $16.5 million to a maximum of $20.0 million; (ii) reduces the variable interest rate component of the line of credit from Prime Rate (as defined in the Loan Agreement) plus one and one-half percent (1.5%) per year to the Prime Rate; (iii) extends the maturity date of the Loan Agreement from
October 28, 2005 to November 1, 2006; and (iv) modifies the financial covenants, including increasing the minimum tangible net worth requirement and reducing the required liquidity ratio. The Sixth Modification also includes financial reporting requirements.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

Exhibit Number    Description
--------------    -----------
10.1              Sixth Loan Modification Agreement, dated as of November 2,
                  2005, by and among Silicon Valley Bank, Globecomm Systems
                  Inc. and Globecomm Network Services Corporation (filed
                  herewith).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Globecomm Systems Inc.
                                 -------------------------------------------
                                 (Registrant)

                                 By:         /s/ Andrew C. Melfi
                                          ----------------------
                                 Name:    Andrew C. Melfi
                                 Title:   Vice President, Chief Financial
                                          Officer and Treasurer (Principal
                                          Financial and Accounting Officer)

Dated:  November 7, 2005